                                                                    EXHIBIT 10.4
                                                                    ------------
                                 PROMISSORY NOTE
                                 ---------------

$3,500,000.00                                                 Freeport, Bahamas
                                                                  March 8, 1997

         FOR VALUE RECEIVED, STEVEN E. BERNSTEIN, an individual ("Maker"), hereby promises to pay SBA COMMUNICATIONS CORPORATION, a Florida corporation ("Payee") the principal sum of Three Million Five Hundred Thousand and 00/100 Dollars ($3,500,000.00), together with accrued interest thereon at the Interest Rate (as defined below).

         The principal amount payable under this Note, together with all accrued interest thereon, shall be paid in full on the date (the "Maturity Date") which is the earlier to occur of (a) March 8, 2000, or (b) the date upon which an initial public offering of Payee's common stock is consummated. Notwithstanding anything set forth herein to the contrary, Maker may, in Maker's sole discretion, elect to pay Payee all principal and interest due and payable under this Note on the Maturity Date either in (i) lawful money of the United States of America, or (ii) common stock of Payee valued at the initial public offering price per share. It is understood and agreed that no principal or interest under this Note shall be payable until the Maturity Date.

         For purposes of this Note, the term "Interest Rate" shall mean an annual interest rate at all times equal to the applicable federal rate determined from time to time by the Internal Revenue Service. Interest shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

         If Maker shall fail to pay any principal or interest due hereunder, then Payee shall be entitled to exercise any right or remedy available to Payee under the Security Agreement (as defined below), at law or in equity.

         This  Note  is  secured  by the  Pledge  and  Security  Agreement  (the
"Security Agreement"), dated as of the date hereof, between Maker, as debtor, and Payee, as secured party. The terms of the Security Agreement are hereby incorporated by this reference and shall be deemed to be a part of this Note.

         Maker may prepay this Note, in whole or in part, upon prior written notice to Payee, without premium or penalty, so long as Maker pays all accrued interest unpaid under this Note with respect to the amount prepaid.

         This Note shall be governed by and construed in accordance with the internal laws of the State of Florida, without regard to principles of conflicts of law.

         This Note may not be changed or terminated orally, but only by an agreement in writing signed by the party against whom enforcement of such change or termination is sought.
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         The terms and  provisions of this Note are  severable.  In the event of the unenforceability or invalidity of any one or more of the terms, covenants, conditions or provisions of this Note under federal, state or other applicable law, such unenforceability or invalidity shall not render any other term, covenant, condition or provision hereunder unenforceable or invalid.

         THIS NOTE IS WITHOUT ANY RECOURSE WHATSOEVER AGAINST MAKER. IN ANY ACTION BROUGHT TO ENFORCE THE OBLIGATIONS OF MAKER UNDER THIS NOTE OR UNDER THE SECURITY AGREEMENT, THE JUDGMENT OR DECREE SHALL BE ENFORCEABLE AGAINST MAKER ONLY TO THE EXTENT OF MAKER'S INTEREST IN THE "COLLATERAL" (AS DEFINED IN THE SECURITY AGREEMENT), AND ANY SUCH JUDGMENT OR DECREE SHALL NOT BE SUBJECT TO EXECUTION ON, OR BE A LIEN ON ASSETS OF, MAKER (OTHER THAN MAKER'S INTERESTS IN THE COLLATERAL). IN NO EVENT SHALL PAYEE SEEK OR OBTAIN A DEFICIENCY OR OTHER MONEY JUDGMENT AGAINST MAKER.

         THIS NOTE has been executed by Maker as of the date first set forth above.


                                            /s/ Steven E. Bernstein
                                        -------------------------------
                                             STEVEN E. BERNSTEIN




COMMONWEALTH    )
                ) SS:
OF THE BAHAMAS  )

         The foregoing instrument was sworn to, subscribed and acknowledged before me this 8th day of March, 1997, by Steven E. Bernstein, |_| who is personally known to me or |x| who has produced passport # 92419425 as identification and who did take an oath.



                                      Print Name:  Rev. Dr. Wellington Pinder
                                                  -----------------------------
                                      Commission Number:
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                                      Commission Expires:
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                                                               (NOTARIAL SEAL)




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